UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

John P. McGarrity, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2018 - December 31, 2018

Item 1. Schedule of Investments.

XAI Octagon Floating Rate & Alternative Income Term Trust

Schedule of Investments
December 31, 2018 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS - 3.44%* (2.28% of Total Investments)
Diversified Financial Services - 0.39% (0.26% of Total Investments)
Refinitiv US Holdings, Inc., Senior Unsecured(b)	8.25%	N/A	11/15/2026	$308,000	$278,188

Health Care Providers & Services - 0.73% (0.49% of Total Investments)
Envision Healthcare Corp., Senior Unsecured(b)	8.75%	N/A	10/15/2026	333,000	288,476
Verscend Escrow Corp., Senior Unsecured(b)	9.75%	N/A	08/15/2026	250,000	235,000
Total Health Care Providers & Services				583,000	523,476

Hotels, Restaurants & Leisure - 0.68% (0.45% of Total Investments)
Golden Nugget, Inc., Subordinated(b)	8.75%	N/A	10/01/2025	500,000	481,250

Internet Software & Services - 0.45% (0.30% of Total Investments)
Veritas US, Inc. / Veritas Bermuda, Ltd., Senior Unsecured(b)	10.50%	N/A	02/01/2024	500,000	322,500

Pharmaceuticals - 0.71% (0.47% of Total Investments)
Bausch Health Cos., Inc., Senior Unsecured(b)	9.25%	N/A	04/01/2026	500,000	503,542

Wireless Telecommunication Services - 0.48% (0.31% of Total Investments)
Digicel Group, Ltd., Senior Unsecured(b)	8.25%	N/A	09/30/2020	500,000	339,750

Total Corporate Bonds (Cost $2,893,857)				$2,891,000	$2,448,706

SECURED SECOND LIEN LOANS(c) - 11.37% (7.53% of Total Investments)
Commercial Services & Supplies - 1.09% (0.72% of Total Investments)
AVSC Holding Corp., Initial	9.78%	3M US L + 7.25%	09/01/2025	805,556	773,333

Communications Equipment - 0.17% (0.11% of Total Investments)
Global Tel*Link Corp.	10.96%	3M US L + 8.25%	11/29/2026	125,000	121,250

Health Care Providers & Services - 1.19% (0.79% of Total Investments)
CVS Holdings I LP, Initial	9.28%	1M US L + 6.75%	02/06/2026	102,612	95,430
Gentiva Health Services, Inc., Initial	9.56%	3M US L + 7.00%	07/02/2026	752,980	749,215
Total Health Care Providers & Services				855,592	844,645

Hotels, Restaurants & Leisure - 0.53% (0.35% of Total Investments)
Affinity Gaming, Initial	10.77%	1M US L + 8.25%	01/31/2025	392,857	377,143

Insurance - 2.36% (1.56% of Total Investments)
Asurion LLC, Replacement B-2	9.02%	1M US L + 6.50%	08/04/2025	1,700,000	1,677,696

Internet Software & Services - 0.37% (0.25% of Total Investments)
Imperva, Inc.(d)	N/A	L + 7.75%	11/20/2026	267,045	265,710

Real Estate Investment Trusts (REITs) - 1.12% (0.74% of Total Investments)
Capital Automotive LP, Initial Tranche B	8.52%	1M US L + 6.00%	03/24/2025	807,643	795,028

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(c) (continued)
Software - 4.38% (2.90% of Total Investments)
EagleView Technology Corp.	9.96%	3M US L + 7.50%	08/14/2026	$442,623	$429,344
McAfee LLC, Initial	11.01%	1M US L + 8.50%	09/29/2025	916,667	907,500
MH Sub I LLC, Amendment No. 2 Initial	10.00%	1M US L + 7.50%	09/15/2025	750,000	682,500
Misys, Ltd., Dollar	10.05%	1M US L + 7.25%	06/13/2025	1,200,000	1,101,432
Total Software				3,309,290	3,120,776

Transportation Infrastructure - 0.16% (0.11% of Total Investments)
Deck Chassis Acquisition, Inc., Initial	8.53%	1M US L + 6.00%	06/15/2023	123,711	118,144

Total Secured Second Lien Loans (Cost $8,475,705)				$8,386,694	$8,093,725

SENIOR SECURED FIRST LIEN LOANS(c) - 59.43% (39.38% of Total Investments)
Aerospace & Defense - 1.94% (1.28% of Total Investments)
Constellis Holdings LLC, B	7.52%	3M US L + 5.00%	04/21/2024	762,513	724,387
Maxar Technologies, Ltd., Initial B	5.15%	3M US L + 2.75%	10/04/2024	399,658	366,686
Space Exploration Technologies Corp., B	6.73%	1M US L + 4.25%	11/20/2025	290,000	287,100
Total Aerospace & Defense				1,452,171	1,378,173

Automobiles - 1.79% (1.19% of Total Investments)
Thor Industries, Inc., B(d)	N/A	L + 3.75%	11/03/2025	849,673	798,693
Truck Hero, Inc., Initial	6.26%	1M US L + 3.75%	04/22/2024	493,734	476,661
Total Automobiles				1,343,407	1,275,354

Building Products - 1.80% (1.20% of Total Investments)
Ply Gem Midco, Inc., Initial	6.18%	3M US L + 3.75%	04/12/2025	493,898	449,447
SRS Distribution, Inc., Initial	5.77%	2M US L + 3.25%	05/23/2025	896,629	834,430
Total Building Products				1,390,527	1,283,877

Chemicals - 2.18% (1.44% of Total Investments)
Graftech Finance, Inc., Initial Term Loan	6.02%	1M US L + 3.50%	02/12/2025	493,671	466,519
Schenectady International Group, Inc., Initial	7.19%	3M US L + 4.75%	10/15/2025	484,566	465,183
Solenis Holdings LLC, Initial Dollar	6.71%	3M US L + 4.00%	12/26/2023	646,104	617,030
Total Chemicals				1,624,341	1,548,732

Commercial Services & Supplies - 0.78% (0.52% of Total Investments)
Harland Clarke Holdings Corp., Initial	7.55%	3M US L + 4.75%	11/03/2023	619,178	557,415

Communications Equipment - 1.31% (0.87% of Total Investments)
Global Tel*Link Corp.	6.96%	3M US L + 4.25%	11/29/2025	714,080	693,851
MLN US HoldCo LLC, B	7.02%	1M US L + 4.50%	11/30/2025	247,561	239,361
Total Communications Equipment				961,641	933,212

Construction & Engineering - 1.72% (1.14% of Total Investments)
Brand Energy & Infrastructure Services, Inc., Initial	6.73%	3M US L + 4.25%	06/21/2024	740,602	701,616
Brookfield WEC Holdings, Inc., Initial	6.27%	1M US L + 3.75%	08/01/2025	542,986	524,856
Total Construction & Engineering				1,283,588	1,226,472

Distributors - 1.14% (0.76% of Total Investments)
United Natural Foods, Inc., Initial	6.77%	1M US L + 4.25%	10/22/2025	1,000,000	812,500

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Diversified Financial Services - 0.85% (0.56% of Total Investments)
Financial & Risk US Holdings, Inc., Initial Dollar	6.27%	1M US L + 3.75%	10/01/2025	$636,152	$604,344

Diversified Telecommunication Services - 2.98% (1.98% of Total Investments)
Altice France S.A., USD TLB-13 Incremental	6.46%	3M US L + 4.00%	08/14/2026	818,182	771,137
Syniverse Holdings, Inc., Tranche C	7.46%	1M US L + 5.00%	03/09/2023	776,258	692,166
WideOpenWest Finance LLC, Eighth Amendment B	5.72%	1M US L + 3.25%	08/18/2023	715,938	661,347
Total Diversified Telecommunication Services				2,310,378	2,124,650

Electrical Equipment - 0.95% (0.63% of Total Investments)
AI Ladder Subco S.a r.l., Facility B	7.02%	3M US L + 4.50%	07/09/2025	432,497	426,550
Energy Acquisition LP, Initial	7.05%	3M US L + 4.25%	06/26/2025	258,519	249,471
Total Electrical Equipment				691,016	676,021

Electronic Equipment, Instruments & Components - 2.02% (1.34% of Total Investments)
Mavenir Systems, Inc., Initial	8.39%	1M US L + 6.00%	05/08/2025	745,627	739,572
Triton Solar US Acquisition Co., B	8.51%	3M US L + 6.00%	10/31/2024	295,250	273,106
Ultra Clean Holdings, Inc., B	6.84%	3M US L + 4.50%	08/27/2025	451,327	426,504
Total Electronic Equipment, Instruments & Components				1,492,204	1,439,182

Energy Equipment & Services - 2.30% (1.53% of Total Investments)
KCA Deutag US Finance LLC, 2018 Extended	9.55%	3M US L + 6.75%	02/28/2023	991,307	795,028
McDermott International, Inc.	7.52%	1M US L + 5.00%	05/12/2025	906,611	843,901
Total Energy Equipment & Services				1,897,918	1,638,929

Food Products - 0.67% (0.44% of Total Investments)
Chobani LLC, New	6.02%	1M US L + 3.50%	10/10/2023	510,063	474,043

Health Care Equipment & Supplies - 0.60% (0.40% of Total Investments)
Lanai Holdings II, Inc., Initial(d)	N/A	L + 4.75%	08/29/2022	464,820	425,310

Health Care Providers & Services - 7.16% (4.74% of Total Investments)
Air Medical Group Holdings, Inc.
2018	5.68%	1M US L + 3.25%	04/28/2022	466,571	434,638
2018 New(d)	N/A	L + 4.25%	03/14/2025	250,000	231,785
BW NHHC Holdco, Inc., Initial	7.47%	1M US L + 5.00%	05/15/2025	872,971	851,147
Envision Healthcare Corp., Initial	6.27%	1M US L + 3.75%	10/10/2025	787,822	732,391
Gentiva Health Services, Inc., Closing Date Initial	6.31%	3M US L + 3.75%	07/02/2025	788,780	763,144
Quorum Health Corp.	9.27%	1M US L + 6.75%	04/29/2022	173,256	171,177
Regionalcare Hospital Partners Holdings, Inc., B	7.13%	3M US L + 4.50%	11/16/2025	654,040	618,885
US Renal Care, Inc., Initial Term Loan	7.05%	3M US L + 4.25%	12/30/2022	249,357	236,765
Verscend Holding Corp., B	7.02%	1M US L + 4.50%	08/27/2025	1,093,452	1,055,181
Total Health Care Providers & Services				5,336,249	5,095,113

Hotels, Restaurants & Leisure - 3.21% (2.12% of Total Investments)
Bulldog Purchaser, Inc., Initial(e)	6.27%	1M US L + 3.75%	09/05/2025	175,032	170,656
Callaway Golf Company, B(d)	N/A	L + 4.50%	12/17/2025	69,071	68,208
Casablanca US Holdings, Inc., Amendment No. 2 Initial	6.53%	3M US L + 4.00%	03/29/2024	839,875	789,482
CEC Entertainment, Inc., B	5.77%	1M US L + 3.25%	02/12/2021	707,928	653,063
NPC International, Inc., Initial	6.02%	1M US L + 3.50%	04/19/2024	130,738	121,979
Red Lobster Management LLC, Initial	7.77%	1M US L + 5.25%	07/28/2021	497,406	478,753
Total Hotels, Restaurants & Leisure				2,420,050	2,282,141

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Household Products - 1.29% (0.86% of Total Investments)
American Greetings Corp., Initial	7.01%	1M US L + 4.50%	04/06/2024	$455,542	$447,000
TKC Holdings, Inc., Initial Term Loan	6.28%	1M US L + 3.75%	02/01/2023	498,731	472,862
Total Household Products				954,273	919,862

Independent Power/Renewable Electricity Producers - 0.18% (0.12% of Total Investments)
Edgewater Generation LLC	6.27%	1M US L + 3.75%	12/13/2025	131,255	128,138

Industrial Conglomerates - 0.76% (0.50% of Total Investments)
WireCo WorldGroup, Inc., Initial	7.52%	1M US L + 5.00%	09/29/2023	545,200	540,200

Internet Software & Services - 2.71% (1.79% of Total Investments)
EIG Investors Corp., 2018 Refinancing	6.44%	3M US L + 3.75%	02/09/2023	450,525	435,130
Imperva, Inc.(d)	N/A	L + 4.00%	11/20/2025	390,511	383,677
Veritas US, Inc., New Dollar B	7.09%	1M US L + 4.50%	01/27/2023	987,437	838,620
WeddingWire, Inc.(d)	N/A	L + 4.50%	12/19/2025	275,410	269,902
Total Internet Software & Services				2,103,883	1,927,329

IT Services - 4.40% (2.91% of Total Investments)
Avaya, Inc., Tranche B	6.70%	1M US L + 4.25%	12/15/2024	962,877	927,973
ION Trading Technologies S.a.r.l., 2018 Initial Dollar	6.52%	1M US L + 4.00%	11/21/2024	930,590	877,081
Rackspace Hosting, Inc., B	5.58%	3M US L + 3.00%	11/03/2023	301,646	265,448
SCS Holdings I, Inc., New Tranche B	6.77%	1M US L + 4.25%	10/30/2022	631,010	620,756
West Corp., Initial B	6.53%	1M US L + 4.00%	10/10/2024	479,830	439,347
Total IT Services				3,305,953	3,130,605

Machinery - 0.44% (0.29% of Total Investments)
Titan Acquisition, Ltd., Initial	5.52%	1M US L + 3.00%	03/28/2025	343,100	312,934

Media - 2.21% (1.47% of Total Investments)
MediArena Acquisition B.V., Dollar B	8.15%	3M US L + 5.75%	08/13/2021	745,490	713,061
Quad/Graphics, Inc., B(d)	N/A	L + 5.00%	12/18/2025	310,304	301,771
Univision Communications, Inc., 2017 Replacement Repriced First-Lien	5.27%	1M US L + 2.75%	03/15/2024	620,491	560,254
Total Media				1,676,285	1,575,086

Oil, Gas & Consumable Fuels - 0.94% (0.62% of Total Investments)
Brazos Delaware II LLC, Initial	6.47%	1M US L + 4.00%	05/21/2025	259,786	237,705
Permian Production Partners LLC, Initial Advances	8.51%	1M US L + 6.00%	05/20/2024	444,485	431,150
Total Oil, Gas & Consumable Fuels				704,271	668,855

Personal Products - 1.09% (0.72% of Total Investments)
Knowlton Development Corp., Inc., Initial(d)	N/A	L + 4.25%	12/22/2025	241,352	235,922
Revlon Consumer Products Corp., Initial B	6.21%	3M US L + 3.50%	09/07/2023	767,172	541,677
Total Personal Products				1,008,524	777,599

Pharmaceuticals - 1.29% (0.85% of Total Investments)
Endo Pharmaceuticals Holdings, Inc., Initial Term Loan	6.81%	1M US L + 4.25%	04/29/2024	725,000	685,125
Mallinckrodt International Finance S.A., 2018 Incremental(d)	N/A	L + 3.00%	02/24/2025	250,000	230,090
Total Pharmaceuticals				975,000	915,215

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Real Estate Management & Development - 0.63% (0.42% of Total Investments)
Forest City Enterprises LP, Initial	6.38%	3M US L + 4.00%	12/08/2025	$459,535	$447,279

Road & Rail - 0.66% (0.44% of Total Investments)
YRC Worldwide, Inc., Term B-1 Loan	11.02%	1M US L + 8.50%	07/26/2022	500,000	467,710

Software - 4.00% (2.65% of Total Investments)
Blackboard, Inc., B-4	7.44%	3M US L + 5.00%	06/30/2021	233,434	215,842
Cambium Learning Group, Inc., Initial(d)	N/A	L + 4.50%	12/18/2025	481,283	457,219
LegalZoom.com, Inc., 2018	7.00%	1M US L + 4.50%	11/21/2024	561,980	550,741
McAfee LLC, B USD	6.27%	1M US L + 3.75%	09/30/2024	840,928	816,053
Mitchell International, Inc., Initial	5.77%	1M US L + 3.25%	11/29/2024	343,579	328,118
Project Leopard Holdings, Inc., 2018 Repricing	6.52%	1M US L + 4.00%	07/07/2023	493,762	480,801
Total Software				2,954,966	2,848,774

Specialty Retail - 2.93% (1.94% of Total Investments)
Bass Pro Group LLC, Initial	7.52%	1M US L + 5.00%	09/25/2024	764,229	729,457
Champ Acquisition Corp.	7.98%	3M US L + 5.50%	12/17/2025	302,768	294,063
CWGS Group LLC	5.13%	1M US L + 2.75%	11/08/2023	498,728	449,269
General Nutrition Centers, Inc., Tranche B-2	11.28%	1M US L + 8.75%	03/04/2021	208,412	192,260
Payless, Inc.
Tranche A-1	10.78%	3M US L + 8.00%	02/10/2022	359,832	179,916
Tranche A-2	11.78%	3M US L + 9.00%	08/10/2022	643,500	238,095
Total Specialty Retail				2,777,469	2,083,060

Technology Hardware, Storage & Peripherals - 0.60% (0.40% of Total Investments)
ELO Touch Solutions, Inc., B(d)	N/A	L + 6.50%	12/14/2025	446,974	428,536

Textiles, Apparel & Luxury Goods - 1.14% (0.75% of Total Investments)
Elevate Textiles, Inc., Initial	7.35%	1M US L + 5.00%	05/01/2024	830,491	809,729

Wireless Telecommunication Services - 0.76% (0.51% of Total Investments)
Digicel International Finance, Ltd., Initial B	5.96%	3M US L + 3.25%	05/27/2024	600,776	543,702

Total Senior Secured First Lien Loans (Cost $45,147,855)				$45,751,658	$42,300,081

CLO DEBT(c)(f)- 20.74% (13.75% of Total Investments)
Anchorage Capital CLO 2018-10, Ltd., Series 2018-10A(b)	8.18%	3M US L + 5.75%	10/15/2031	500,000	443,057
Apidos CLO XXVIII, Series 2017-28A(b)	7.97%	3M US L + 5.50%	01/20/2031	1,000,000	879,519
Atrium XIV LLC, Series 2018-14A(b)	8.01%	3M US L + 5.65%	08/23/2030	500,000	463,914
CIFC Funding 2015-I, Ltd., Series 2015-1A(b)	8.47%	3M US L + 6.00%	01/22/2031	500,000	457,168
CIFC Funding 2017-II, Ltd., Series 2017-2A(b)	8.42%	3M US L + 5.95%	04/20/2030	500,000	449,502
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	8.55%	3M US L + 6.10%	11/16/2030	1,000,000	914,348
Dryden 64 CLO, Ltd., Series 2018-64A(b)	8.04%	3M US L + 5.60%	04/18/2031	500,000	435,110
GoldenTree Loan Management US CLO 1, Ltd., Series 2017-1A(b)	8.07%	3M US L + 5.60%	04/20/2029	1,000,000	850,943
GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A(b)	7.84%	3M US L + 5.40%	01/18/2031	750,000	632,484
Halcyon Loan Advisors Funding 2018-2, Ltd., Series 2018-2A(b)	9.75%	3M US L + 6.90%	01/22/2031	500,000	480,000
HPS Loan Management 11-2017, Ltd., Series 2017-11A(b)	10.44%	3M US L + 7.85%	05/06/2030	1,000,000	905,921
Madison Park Funding XVII, Ltd., Series 2015-17A(b)	9.95%	3M US L + 7.48%	07/21/2030	1,000,000	890,369
Marble Point CLO XI, Ltd., Series 2017-2A E(b)	8.04%	3M US L + 5.60%	12/18/2030	1,000,000	853,112

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CLO DEBT(c)(f) (continued)
Neuberger Berman CLO XIV, Ltd., Series 2013-14A(b)	8.96%	3M US L + 6.45%	01/28/2030	$1,000,000	$916,714
OZLM Funding, Ltd., Series 2012-1A(b)	9.14%	3M US L + 6.67%	07/23/2029	1,000,000	946,038
OZLM XXII, Ltd., Series 2018-22A(b)	7.75%	3M US L + 5.30%	01/17/2031	500,000	429,431
Sound Point CLO II, Ltd., Series 2013-1A(b)	8.01%	3M US L + 5.50%	01/26/2031	250,000	220,350
Sound Point CLO XVIII, Ltd., Series 2017-4A(b)	7.97%	3M US L + 5.50%	01/20/2031	500,000	438,763
Symphony CLO XVIII, Ltd., Series 2016-18A(b)	8.83%	3M US L + 6.35%	01/23/2028	1,000,000	919,366
THL Credit Wind River 2017-4 Clo, Ltd., Series 2017-4A(b)	8.44%	3M US L + 5.80%	11/20/2030	500,000	448,948
Voya CLO 2013-1, Ltd., Series 2013-1A(b)	8.92%	3M US L + 6.48%	10/15/2030	1,000,000	912,711
Voya CLO 2013-2, Ltd., Series 2013-2A(b)	8.09%	3M US L + 5.60%	04/25/2031	1,000,000	876,287
Total CLO Debt (Cost $16,387,828)				$16,500,000	$14,764,055

CLO EQUITY(f)(g)- 49.47% (32.79% of Total Investments)
ALM V, Ltd., Series 2012-5A(b)	N/A	Estimated yield of 14.56%	10/18/2027	2,000,000	854,684
Anchorage Capital CLO 1-R, Ltd., Series 2018-1RA(b)	N/A	Estimated yield of 14.94%	04/13/2031	2,000,000	1,685,010
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA(b)	N/A	Estimated yield of 13.33%	01/28/2031	1,400,000	1,203,614
Apidos CLO XXVIII, Series 2017-28A(b)	N/A	Estimated yield of 12.00%	01/20/2031	3,500,000	2,876,230
Ares XLIX CLO, Ltd., Series 2018-49A(b)	N/A	Estimated yield of 11.58%	07/22/2030	2,000,000	1,524,346
Ares XLVI CLO, Ltd., Series 2017-46A(b)	N/A	Estimated yield of 13.84%	01/15/2030	4,050,000	3,696,646
Ares XLVII CLO, Ltd., Series 2018-47A(b)	N/A	Estimated yield of 10.66%	04/16/2030	2,000,000	1,645,194
Carlyle Global Market Strategies CLO 2013-1, Ltd., Series 2013-1A(b)	N/A	Estimated yield of 17.13%	08/14/2030	3,500,000	2,490,652
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2016-1A(b)	N/A	Estimated yield of 15.06%	04/20/2027	598,000	581,203
Carlyle US CLO 2018-2, Ltd., Series 2018-2A(b)	N/A	Estimated yield of 12.47%	10/15/2031	933,000	767,267
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	N/A	Estimated yield of 13.82%	11/16/2030	3,000,000	2,496,219
Dryden 34 Senior Loan Fund, Series 2014-34A(b)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	65,500
Madison Park Funding XVIII, Ltd., Series 2015-18A(b)	N/A	Estimated yield of 7.93%	10/21/2027	4,000,000	3,411,416
Marble Point CLO XI, Ltd., Series 2017-2A INC(b)	N/A	Estimated yield of 13.20%	12/18/2030	3,000,000	2,281,578
OZLM XIX, Ltd., Series 2017-19A(b)	N/A	Estimated yield of 13.57%	11/22/2030	3,500,000	2,686,225
OZLM XVI, Ltd., Series 2017-16A(b)	N/A	Estimated yield of 10.71%	05/16/2030	1,250,000	868,671
RR 1 LLC, Series 2017-1A(b)	N/A	Estimated yield of 12.29%	07/15/2029	4,500,000	3,466,557
Thacher Park CLO, Ltd., Series 2014-1A(b)	N/A	Estimated yield of 17.99%	10/20/2026	6,000,000	1,381,284
Voya CLO 2017-4, Ltd., Series 2017-4A(b)	N/A	Estimated yield of 12.41%	10/15/2030	1,500,000	1,233,811
Total CLO Equity (Cost $40,639,933)				$53,731,000	$35,216,107

	Shares
MONEY MARKET MUTUAL FUNDS - 6.44% (4.27% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class
(2.254% 7-Day Yield)	4,582,752	4,582,752
Total Money Market Mutual Funds (Cost $4,582,752)	$4,582,752	$4,582,752

Total Investments - 150.89% (Cost $118,127,930)		$107,405,426
Liabilities in Excess of Other Assets - (3.86)%		(2,746,017)
Leverage Facility (Net of 87,105 Deferred Costs) - (47.03)%		(33,477,895)
Net Assets - 100.00%		$71,181,514

*	Amounts above are shown as a percentage of net assets as of December 31, 2018.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $52,428,868, which represents approximately 73.66% of net assets as of December 31, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	All or a portion of this position has not settled as of the period end. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when issued or delivery delayed basis was $4,169,349 as of December 31, 2018.
(e)	This investment has an unfunded commitment as of December 31, 2018. For further details, see Note 4 to Quarterly Schedule of Investments.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Note 2 to Quarterly Schedule of Investments for additional information.
(g)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

All securities held as of December 31, 2018 are pledged as collateral for the Trust’s leverage facility.

XAI Octagon Floating Rate & Alternative Income Term Trust

Notes to Quarterly Schedule of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the schedule of investments during the period reported. Actual results may differ from those estimates, and the security valuations reflected in the schedule of investments may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946. The schedule of investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2018.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Cash & Cash Equivalents: The Trust considers its investment in a FDIC insured interest bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which, at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. CLO equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of December 31, 2018.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield on a transaction such as an add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of December 31, 2018:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$2,448,706	$–	$2,448,706
Secured Second Lien Loans	–	8,093,725	–	8,093,725
Senior Secured First Lien Loans	–	42,300,081	–	42,300,081
CLO Debt	–	–	14,764,055	14,764,055
CLO Equity	–	–	35,216,107	35,216,107
Money Market Mutual Funds	4,582,752	–	–	4,582,752
Total	$4,582,752	$52,842,512	$49,980,162	$107,405,426

*	For detailed descriptions, see the accompanying Schedule of Investments.

The Trust recognizes transfers between the levels as of the end of the period. For the period ended December 31, 2018, the Trust did not have any transfers between Level 1 and Level 2 securities.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Balance as of September 30, 2018	$17,845,594	$40,780,021	$58,625,615
Accrued Discount/Premium	903	-	903
Reductions to CLO Equity Cost Basis(a)	-	(469,311)	(469,311)
Realized Gain/(Loss)	(182,490)	321,902	139,412
Change in Unrealized Appreciation/(Depreciation)	(1,549,951)	(3,472,756)	(5,022,707)
Purchases	480,000	-	480,000
Sales Proceeds	(1,830,001)	(1,943,749)	(3,773,750)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of December 31, 2018	$14,764,055	$35,216,107	$49,980,162
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018	$(1,560,234)	$(3,403,762)	$(4,963,996)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the three-month period ended December 31, 2018.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust's valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust's fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

Quantitative Information about Level 3 Value Measurements
Assets	Value as of December 31, 2018	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	$14,764,055	Market Quotes	NBIB(1)	84.33 - 96.00 / 89.48
CLO Equity	35,216,107	Market Quotes	NBIB(1)	1.31 – 97.19 / 65.54
Total Level 3 assets	$49,980,162

(1)	The Trust generally uses non-binding indicative bid ("NBIB") prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2)	Weighted averages are calculated based on the value of investments on December 31, 2018.

Significant increases or decreases in any of the unobservable inputs in isolation my result in a significantly lower or higher fair value measurement.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which the Trust has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

3. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

On October 6, 2017, the Trust entered into a Credit Agreement (the “Credit Agreement”) with Societe Generale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. Effective October 1, 2018, interest on the amount borrowed is based on one-month LIBOR plus 1.20%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

For the three months ended December 31, 2018, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $37,110,652 and 3.51%, respectively. As of December 31, 2018, the amount of such outstanding borrowings was $33,565,000. The interest rate applicable to the borrowings on December 31, 2018 was 3.51%. All securities held as of December 31, 2018 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

4. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obliged to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments and funded portions of the credit agreements are marked-to-market daily. At December 31, 2018 the Trust had an unfunded commitment with Bulldog Purchaser, Inc. in the amount of $95,238.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	February 20, 2019	President and Chief Executive Officer
(principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	February 20, 2019	President and Chief Executive Officer
(principal executive officer)

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	February 20, 2019	Treasurer and Chief Financial Officer
(principal financial officer)